Exhibit 10.1

Execution Copy

NAVISTAR FINANCIAL DEALER NOTE

MASTER OWNER TRUST

as Issuer

and

THE BANK OF NEW YORK MELLON

as Indenture Trustee

SERIES 2010-1 INDENTURE SUPPLEMENT

dated as of February 12, 2010

to

INDENTURE

dated as of June 10, 2004

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EXHIBITS

EXHIBIT A-1	FORM OF SERIES 2010-1 NOTE, CLASS A

EXHIBIT A-2	FORM OF SERIES 2010-1 NOTE, CLASS B

EXHIBIT A-3	FORM OF SERIES 2010-1 NOTE, CLASS C

EXHIBIT B	FORM OF MONTHLY SERVICER AND SETTLEMENT CERTIFICATE

ii

This SERIES 2010-1 INDENTURE SUPPLEMENT (this “Indenture Supplement”), by and between NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuer”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, as trustee (the “Indenture Trustee”), is made and entered into as of February 12, 2010.

Pursuant to this Indenture Supplement, the Issuer shall create a new series of Notes and shall specify the principal terms thereof.

ARTICLE I

Definitions and Other Provisions of General Application

Section 1.01 Definitions. For all purposes of this Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2) all other terms used but not defined herein which are defined in the Indenture, the Series Supplement or the Pooling and Servicing Agreement, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

(4) all references in this Indenture Supplement to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture Supplement as originally executed. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture Supplement as a whole and not to any particular Article, Section or other subdivision;

(5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling;

(6) except as expressly provided herein, each capitalized term defined herein shall relate only to the Series 2010-1 Notes and no other series of Notes issued by the Issuer; and

(7) “including” and words of similar import shall be deemed to be followed by “without limitation.”

“Accumulation Period” means the period from and including the Accumulation Period Commencement Date to but excluding the earlier of (i) the beginning of an Early Redemption Period or (ii) the Series 2010-1 Termination Date.

“Accumulation Period Commencement Date” means the first day of the nth full Due Period prior to the Expected Principal Payment Date where n is the number of Due Periods in the Accumulation Period Length; provided, however, that the Accumulation Period Commencement Date shall be the Specified Accumulation Period Commencement Date if, on the Specified Accumulation Period Commencement Date, any other Outstanding series of Notes shall have entered into an early redemption period as defined for such other series of Notes; and provided, further, that, if the Accumulation Period Length and the Accumulation Period Commencement Date have been determined pursuant to Section 3.05 but the Accumulation Period has not commenced and any other Outstanding series of Notes shall enter into an early redemption period as defined for such other series of Notes, the Accumulation Period Commencement Date shall be the date that such other Outstanding series of Notes shall have entered into an early redemption period.

“Accumulation Period Length” means a period which is between one and nine Due Periods and which is determined by the Servicer pursuant to Section 3.05.

“Average Coverage Differential” shall be determined, on any Determination Date, by reference to the Coverage Differentials for each of the related Due Period and the three immediately preceding Due Periods, and shall equal the sum of the three highest such Coverage Differentials divided by three. Average Coverage Differential shall be expressed as a percentage and shall be rounded to the nearest one-hundredth of a percentage point.

“Calculation Agent” is defined in Section 3.08.

“Cash Collateral Percentage” means, with respect to any Transfer Date, the percentage equivalent of a fraction equal to (a) the sum of the amount of cash on deposit in the Excess Funding Account and in each of the principal funding accounts with respect to each series of Notes over (b) the sum of (i) the Outstanding Principal Amount of each series of Notes, (ii) the Invested Amount of each series of Investor Certificates (other than the Collateral Certificate) (without giving effect to the allocation of Series Allocable Dealer Note Losses), (iii) the Available Subordinated Amount of each series of Investor Certificates (other than the Collateral Certificate) (without giving effect to the allocation of Series Allocable Dealer Note Losses), (iv) the Series 2010-1 Target Overcollateralization Amount and the target overcollateralization amount specified for each other series of Notes and (v) the Required Excess Seller’s Interest (as defined in each Series Supplement) related to the Investor Certificates (other than the Collateral Certificate) and the Minimum Series Seller’s Interest with respect to the Collateral Certificate less the sum of the overcollateralization amounts specified for each other series of Notes.

“Class A Interest Rate” means a rate per annum equal to LIBOR, as determined by the Calculation Agent on the second Business Day preceding the 15th day of each month (or, if such day is not a Business Day, the next following Business Day) or, in the case of the initial Interest Period, as of 11:00 a.m., London time, on the Business Day preceding the applicable Loan Subscription Date, plus 1.65%. For purposes of this definition, “Business Day” means any day the FRBNY, as lender under the Master Loan and Security Agreement under TALF, is open for conducting all or substantially all its banking functions.

“Class A Monthly Interest” is defined in Section 3.01.

“Class A Nominal Liquidation Amount” means, at any time, the Class A Outstanding Principal Amount, minus

(i)	the amount (other than investment earnings) then on deposit in the Series 2010-1 Principal Funding Account (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day); minus

(ii)	the share of all reallocations of the Series 2010-1 Available Principal Amounts that is allocated to the Class A Notes pursuant to Section 3.03(b)(iv) on or prior to such date of determination; minus

(iii)	the share of the allocations of Series 2010-1 Noteholder Allocated Dealer Note Losses that is allocated to the Class A Notes pursuant to Section 3.03(b)(iv) on or prior to such date of determination; plus

(iv)	the share of all reinstatements of the Series 2010-1 Nominal Liquidation Amount that is allocated to the Class A Notes pursuant to Section 3.03(d)(i) on or prior to such date of determination;

provided, however, the Class A Nominal Liquidation Amount may never be greater than the Class A Outstanding Principal Amount or less than zero.

“Class A Notes” means the $214,800.000 Class A Floating Rate Dealer Note Asset Backed Notes, Series 2010-1.

“Class A Outstanding Principal Amount” equals the aggregate initial outstanding principal amount of the Class A Notes, minus any principal payments made to holders of the Class A Notes.

“Class B Interest Rate” means a rate per annum equal to LIBOR, as determined by the Calculation Agent on the second Business Day preceding the first day of such Interest Period (or, in the case of the initial Interest Period, as of 11:00 a.m., London time, on the Business Day preceding the applicable Loan Subscription Date), plus 2.50%. For purposes of this definition, “Business Day” means any day the FRBNY, as lender under the Master Loan and Security Agreement under TALF, is open for conducting all or substantially all its banking functions.

“Class B Monthly Interest” is defined in Section 3.01.

“Class B Nominal Liquidation Amount” means, at any time, an amount equal to the Class B Outstanding Principal Amount, minus

(i)	the amount (other than investment earnings) then on deposit in the Series 2010-1 Principal Funding Account (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) in excess of the Class A Nominal Liquidation Amount; minus

(ii)	the share of all reallocations of the Series 2010-1 Available Principal Amounts that is allocated to the Class B Notes pursuant to Section 3.03(b)(iii) on or prior to such date of determination; minus

(iii)	the share of the allocations of Series 2010-1 Noteholder Allocated Dealer Note Losses that is allocated to the Class B Notes pursuant to Section 3.03(b)(iii) on or prior to such date of determination; plus

(iv)	the share of all reinstatements of the Series 2010-1 Nominal Liquidation Amount that is allocated to the Class B Notes pursuant to Section 3.03(d)(ii) on or prior to such date of determination;

provided, however, the Class B Nominal Liquidation Amount may never be greater than the Class B Outstanding Principal Amount or less than zero.

“Class B Notes” means the $16,400,000 Class B Floating Rate Dealer Note Asset Backed Notes, Series 2010-1.

“Class B Outstanding Principal Amount” equals the aggregate initial outstanding principal amount of the Class B Notes, minus any principal payments made to holders of the Class B Notes.

“Class C Interest Rate” means a rate per annum equal to LIBOR, as determined by the Calculation Agent on the second Business Day preceding the first day of such Interest Period (or, in the case of the initial Interest Period, as of 11:00 a.m., London time, on the Business Day preceding the applicable Loan Subscription Date), plus 3.50%. For purposes of this definition, “Business Day” means any day the FRBNY, as lender under the Master Loan and Security Agreement under TALF, is open for conducting all or substantially all its banking functions.

“Class C Monthly Interest” is defined in Section 3.01.

“Class C Nominal Liquidation Amount” means, at any time, an amount equal to the Class C Outstanding Principal Amount, minus

(i)	the amount (other than investment earnings) then on deposit in the Series 2010-1 Principal Funding Account (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) in excess of the sum of the Class A Nominal Liquidation Amount and the Class B Nominal Liquidation Amount; minus

(ii)	the share of all reallocations of the Series 2010-1 Available Principal Amounts that is allocated to the Class C Notes pursuant to Section 3.03(b)(ii) on or prior to such date of determination; minus

(iii)	the share of the allocations of Series 2010-1 Noteholder Allocated Dealer Note Losses that is allocated to the Class C Notes pursuant to Section 3.03(b)(ii) on or prior to such date of determination; plus

(iv)	the share of all reinstatements of the Series 2010-1 Nominal Liquidation Amount that is allocated to the Class C Notes pursuant to Section 3.03(d)(iii) on or prior to such date of determination;

provided, however, the Class C Nominal Liquidation Amount may never be greater than the Class C Outstanding Principal Amount or less than zero.

“Class C Notes” means the $18,800,000 Class C Floating Rate Dealer Note Asset Backed Notes, Series 2010-1.

“Class C Outstanding Principal Amount” equals the aggregate initial outstanding principal amount of the Class C Notes, minus any principal payments made to holders of the Class C Notes.

“Collateral Amount” means, with respect to the Series 2010-1 Notes, the Series 2010-1 Collateral Amount.

“Coverage Differential” shall mean, with respect to any Due Period, the result of (a) the Portfolio Yield for such Due Period minus (b) the sum of (i) the Weighted Average Note Rate for the related Distribution Period and (ii) one percent (1.0%). Coverage Differential shall be expressed as a percentage, and shall be rounded to the nearest one-hundredth of a percentage point.

“Early Redemption Events” means, with respect to the Series 2010-1 Notes, each of the Early Amortization Events specified in Section 9.01 of the Pooling and Servicing Agreement, plus each of the following:

(A)	failure on the part of the Seller (i) to make any payment, distribution or deposit required under the Pooling and Servicing Agreement or the Series Supplement within five Business Days after the Due Date or (ii) to observe or perform in any material respect any other material covenants or agreements of the Seller, which failure has a material adverse effect on the Series 2010-1 Noteholders and which continues unremedied for a period of 60 days after written notice of such failure shall have been given to the Seller by the Indenture Trustee or to the Seller and the Indenture Trustee by any Holder of the Series 2010-1 Notes;

(B)

any representation or warranty made by the Seller pursuant to the Pooling and Servicing Agreement or any information contained in the schedule of Dealer Notes delivered thereunder or the Series Supplement shall prove to have been incorrect in any material respect when made or when delivered, which representation, warranty or schedule, or the circumstances or condition that caused such representation, warranty or schedule to be incorrect, continues to be incorrect or uncured in any material respect for a period of 60 days after written notice of such incorrectness shall have been given to the Seller by the Indenture Trustee or to the Seller and the Indenture Trustee by any Holder of the Series 2010-1 Notes and as a result of which the interests of the Series 2010-1 Noteholders are materially and adversely affected; provided, however, that an Early Redemption Event shall not be deemed to occur if the Seller has repurchased the related Dealer Notes or all such Dealer Notes, if applicable, during such period in accordance with the provisions of the Pooling and Servicing Agreement;

(C)	any of the Seller, ITEC, NIC or NFC shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws; or the Seller, ITEC, NIC or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or the Seller, ITEC, NIC or NFC shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Seller, ITEC, NIC or NFC shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(D)	any order for relief against any of the Seller, ITEC, NIC or NFC shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Seller, ITEC, NIC or NFC under any other similar applicable federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the Seller, ITEC, NIC or NFC of any substantial part of their property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days;

(E)	the Seller shall become legally unable for any reason to transfer Dealer Notes to the Master Trust in accordance with the provisions of the Pooling and Servicing Agreement;

(F)	on any Transfer Date, after giving effect to allocations to be made on that Transfer Date (including payments to be made on the related Payment Date), the Series 2010-1 Target Overcollateralization Amount exceeds the Series 2010-1 Overcollateralization Amount; provided, however, that if such shortfall was caused by an increase in the Series 2010-1 Target Overcollateralization Amount as a result of the occurrence of an Excess Cash Collateral Event, the Seller shall have a six month grace period to increase the Series 2010-1 Overcollateralization Amount to the required level;

(G)	any Servicer Termination Event shall occur (i) which would have a material adverse effect on the Series 2010-1 Noteholders and (ii) for which the Servicer has received a notice of termination;

(H)	on any Determination Date, as of the last day of the preceding Due Period, the aggregate principal balance of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of Dealer Notes held by the Master Trust on that last day;

(I)	the average Monthly Payment Rate for any three consecutive Due Periods is less than 16%;

(J)	the Series 2010-1 Outstanding Principal Amount is not repaid by the Expected Principal Payment Date;

(K)	the Issuer becomes an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and is not exempt from compliance with that Act;

(L)	the occurrence of an Event of Default under the Indenture;

(M)	the delivery by the Seller to the Master Trust Trustee of a notice stating that the Seller shall no longer continue to sell Dealer Notes to the Master Trust commencing on the date specified in such notice;

(N)	the Average Coverage Differential shall be equal to or less than negative two percent (-2%) on each of three consecutive Determination Dates;

(O)	on any Determination Date, the quotient of (i) the sum of Dealer Note Losses for each of the related Due Period and the five immediately preceding Due Periods and (ii) the sum of Principal Collections for each of the related Due Period and the five immediately preceding Due Periods, is greater than or equal to one percent (1%);

(P)	at the end of any Due Period, the Seller’s Invested Amount is reduced to an amount less than the Minimum Seller’s Invested Amount and the Seller has failed to assign additional Dealer Notes to the Master Trust or deposit cash into the Excess Funding Account, the Series 2010-1 Principal Funding Account or any other principal funding account with respect to any other series in the amount of such deficiency within ten Business Days following the end of such Due Period; provided, however, that if such deficiency was caused by an increase in the Minimum Seller’s Invested Amount as a result of the occurrence of an Excess Cash Collateral Event, the Seller shall have a six month grace period to increase the Seller’s Invested Amount to the required level;

(Q)	failure on the part of ITEC to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit Agreement on or before the date occurring five Business Days after the date such deposit is required by the Interest Deposit Agreement to be made; and

(R)	upon an increase in the Spread Account Required Amount as a result of the average Monthly Payment Rate for any three consecutive Due Periods being less than 20%, the amount on deposit in the Series 2010-1 Spread Account is less than the Spread Account Required Amount for five (5) consecutive Business Days.

In the case of any event described in clauses (A), (B) or (G) above, an Early Redemption Event with respect to Series 2010-1 Notes shall be deemed to have occurred only if, after the applicable grace period described in those clauses, if any, either the Indenture Trustee or Series 2010-1 Noteholders holding Series 2010-1 Notes evidencing more than 50% of the Series 2010-1 Outstanding Principal Amount by written notice to the Seller, the Servicer, the Master Trust Trustee and, if given by Series 2010-1 Noteholders, the Indenture Trustee, declare that an Early Redemption Event has occurred as of the date of that notice. In the case of any Early Redemption Event other than clauses (A), (B) or (G) described above, an Early Redemption Event with respect to the Series 2010-1 Notes shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee or the Series 2010-1 Noteholders immediately upon the occurrence of that event.

“Early Redemption Period” means the period from and including the date on which an Early Redemption Event occurs to but excluding the Series 2010-1 Termination Date.

“Excess Available Interest Amounts” means, with respect to any Due Period, either (i) the portion of Series 2010-1 Available Interest Amounts, if any, available after application pursuant to Section 3.01(a)(i) through (xi) or (ii) the amounts available to the Series 2010-1 Notes from the Notes of other series that the applicable Indenture Supplements specify are to be treated as “Excess Available Interest Amounts.”

“Excess Available Principal Amounts” means, with respect to any Business Day, either (i) the sum of (A) the portion of Series 2010-1 Available Principal Amounts, if any, available after application pursuant to Section 3.02(a)(i) through (vi), plus (B) the amounts withdrawn from the Series 2010-1 Principal Funding Account pursuant to Section 3.10 and treated as “Excess Available Principal Amounts,” or (ii) the amounts available to the Series 2010-1 Notes from the Notes of other series that the applicable Indenture Supplements specify are to be treated as “Excess Available Principal Amounts” on the related Business Day.

“Excess Cash Collateral Event” shall be deemed to have occurred and be continuing if for any 18 consecutive Transfer Dates the Cash Collateral Percentage has exceeded 50%; provided, however, that an Excess Cash Collateral Event shall be deemed to have been cured if subsequent to the occurrence of the Excess Cash Collateral Event the Cash Collateral Percentage is less than 50% for six consecutive Transfer Dates.

“Expected Principal Payment Date” means January 25, 2012.

“FRBNY” shall mean the Federal Reserve Bank of New York.

“Indenture” means the Indenture, dated as of June 10, 2004, between the Issuer and The Bank of New York Mellon, as Indenture Trustee, as amended and supplemented from time to time.

“Interest Period” means, with respect to any Payment Date, the period from and including the preceding Payment Date to but excluding that Payment Date, or, in the case of the first

Payment Date, from and including the Series 2010-1 Issuance Date to but excluding such first Payment Date.

“Investor Servicing Fee” is defined in the Series Supplement.

“Issuance Date” means, with respect to the Series 2010-1 Notes, February 12, 2010.

“Legal Final Maturity Date” means January 26, 2015.

“LIBOR” means with respect to any Interest Period:

(1) for the Class A Notes, the rate per annum for one-month deposits in U.S. dollars which appears on the Bloomberg Screen BTMM Page under the heading “LIBOR FIX” as of 11:00 a.m., London, time, on the second Business Day preceding the 15th day of each month (or, in the case of the initial Interest Period, as of 11:00 a.m., London time, on the Business Day preceding the applicable Loan Subscription Date); and

(2) for the Class B Notes and the Class C Notes, the rate per annum for one-month deposits in U.S. dollars which appears on the Bloomberg Screen BTMM Page under the heading “LIBOR FIX” as of 11:00 a.m., London, time, on the second Business Day preceding the first day of such Interest Period (or, in the case of the initial Interest Period, as of 11:00 a.m., London time, on the Business Day preceding the applicable Loan Subscription Date);

provided, that, if such rate does not appear on the Bloomberg Screen BTMM Page, “LIBOR” shall be the interest rate per annum determined by The Bank of New York Mellon, as administrator under the Master Loan and Security Agreement under TALF (on the basis of quotes from two or more major international banks) to be representative of the rates per annum at which one-month deposits in U.S. dollars are offered by major international banks to other major international banks in the London interbank market as of the second Business Day preceding (a) with respect to the Class A Notes, the 15th day of each month and (b) with respect to the Class B Notes and the Class C Notes, the first day of such Interest Period (or, in the case of the initial Interest Period, as of the Business Day preceding the applicable Loan Subscription Date). For purposes of this definition, “Business Day” means any day the FRBNY, as lender under the Master Loan and Security Agreement under TALF, is open for conducting all or substantially all its banking functions.

“Loan Subscription Date” has the meaning ascribed to such term in the Master Loan and Security Agreement under TALF.

“Master Loan and Security Agreement” means the Master Loan and Security Agreement among the FRBNY, as Lender, various TALF agents from time to time party thereto, each on behalf of itself and its respective customers as borrowers thereunder from time to time, The Bank of New York Mellon, as Administrator, and The Bank of New York Mellon, as Custodian (as amended from time to time).

“Mismatch Amount” means for any Transfer Date, the product of (a) the amount on deposit in the Series 2010-1 Principal Funding Account during the Revolving Period at the end of any Due Period, (b) the Mismatch Rate and (c)  1/12.

“Mismatch Period” means for any Transfer Date when the Mismatch Amount is greater than zero, the number of future Payment Dates up to and including the Expected Principal Payment Date.

“Mismatch Rate” means 2.19%.

“Monthly Payment Rate” means, on any Determination Date, the quotient of (1) the sum of Dealer Note Principal Collections for the related Due Period and (2) the daily average principal amount of Dealer Notes outstanding during the related Due Period.

“Nominal Liquidation Amount” means, with respect to the Series 2010-1 Notes, the Series 2010-1 Nominal Liquidation Amount.

“Nominal Liquidation Amount Deficit” means, with respect to the Series 2010-1 Notes as of any Transfer Date, the excess of the aggregate of the reallocations and reductions made pursuant to Section 3.03 on or prior to such Transfer Date, over the aggregate amount of all reinstatements pursuant to Section 3.03 on or prior to such Transfer Date.

“Overcollateralization Amount” means, with respect to the Series 2010-1 Notes, the Series 2010-1 Overcollateralization Amount.

“Overcollateralization Amount Deficit” means, with respect to the Series 2010-1 Notes as of any Transfer Date, the excess of the Series 2010-1 Target Overcollateralization Amount as of such Transfer Date over the Series 2010-1 Overcollateralization Amount as of such Transfer Date.

“Payment Date” means the 25th day of each calendar month commencing March 25, 2010, or if such day is not a Business Day, the next succeeding Business Day.

“Portfolio Yield” means, with respect to any Due Period, the product of (a) the quotient of (i) Finance Charges for such Due Period over (ii) the daily average principal amount of Dealer Notes outstanding during such Due Period and (b) a fraction, the numerator of which is 365 and the denominator of which is the actual number of days elapsed during such Due Period. Portfolio Yield shall be expressed as a percentage, and shall be rounded to the nearest one-hundredth of a percentage point.

“Qualified Institutional Buyer” is defined in Section 4.06(b)(i).

“Reinstatement Amount” is defined in Section 3.01(a)(viii).

“Required Negative Carry Account Balance” means for any Transfer Date (a) during the Revolving Period after funds are deposited into the Series 2010-1 Principal Funding Account, the greater of (i) the present value discounted at 0.25% per annum of the Mismatch Amount for each

Due Period during the Mismatch Period and (ii) 0.75% of the amount on deposit in the Series 2010-1 Principal Funding Account and (b) at all other times, zero.

“Required Seller’s Invested Amount” equals, for the Series 2010-1 Notes, with respect to any Business Day, the sum of (a) the Series 2010-1 Overcollateralization Amount as of that day and (b) 3.00% of the Series 2010-1 Nominal Liquidation Amount as of that day.

“Revolving Period” means the period beginning on the Issuance Date and ending when an Accumulation Period or Early Redemption Period begins.

“Series 2010-1 Accounts” is defined in Section 3.10(a).

“Series 2010-1 Allocated Dealer Note Losses” means, with respect to any Due Period and the related Transfer Date, the product of the Series 2010-1 Variable Allocation Percentage for such Due Period and Noteholder Allocated Dealer Note Losses for such Due Period.

“Series 2010-1 Allocated Interest Amounts” means, with respect to any Due Period and the related Transfer Date, the product of the Series 2010-1 Variable Allocation Percentage for such Due Period and Noteholder Available Interest Amounts for such Due Period.

“Series 2010-1 Allocated Principal Amounts” means, with respect to any Due Period and the related Transfer Date, the product of the Series 2010-1 Fixed Allocation Percentage for such Due Period and Noteholder Available Principal Amounts for such Due Period.

“Series 2010-1 Available Interest Amounts” means, with respect to any Due Period and the related Transfer Date, the Series 2010-1 Allocated Interest Amounts for such Due Period; plus:

(i)	any net investment earnings for such Due Period on funds in the Series 2010-1 Interest Funding Account, the Series 2010-1 Principal Funding Account, the Series 2010-1 Negative Carry Account and the Series 2010-1 Spread Account; plus

(ii)	the Series 2010-1 Investment Income; plus

(iii)	if the amount of interest at the Weighted Average Note Rate on funds in the Series 2010-1 Principal Funding Account exceeds the sum of the net investment earnings described in clause (i) above and the Series 2010-1 Investment Income described in clause(ii) above, the amount of this excess shall be withdrawn from the Series 2010-1 Negative Carry Account to the extent of funds on deposit in the Series 2010-1 Negative Carry Account and applied pursuant to the terms of this Indenture Supplement; plus

(iv)	any Excess Available Interest Amounts allocated to Series 2010-1 for such Due Period pursuant to Section 3.01(b); plus

(v)	any Excess Finance Charge Collections allocated to Series 2010-1 for such Due Period pursuant to Section 3.01(b); plus

(vi)	any amount treated as Series 2010-1 Available Interest Amounts pursuant to Sections 3.01(c)(i) and (ii).

“Series 2010-1 Available Principal Amounts” means, with respect to any Transfer Date, the Series 2010-1 Allocated Principal Amounts for such Business Day; plus:

(i)	any Series 2010-1 Available Interest Amounts used to fund the Series 2010-1 Noteholder Allocated Dealer Note Losses for the related Due Period pursuant to Section 3.01(a)(vi); plus

(ii)	any Series 2010-1 Available Interest Amounts used to reinstate any reduction in the Series 2010-1 Collateral Amount for the related Due Period pursuant to Sections 3.01(a)(vii) and 3.03(c); plus

(iii)	any Excess Available Principal Amounts allocated to Series 2010-1 for such Business Day pursuant to Section 3.02(b); plus

(iv)	any Shared Principal Collections allocated to Series 2010-1 for such Business Day pursuant to Section 3.02(b); plus

(v)	during the occurrence of an Excess Cash Collateral Event, any Series 2010-1 Allocable Finance Charge Collections which are treated as Series 2010-1 Available Principal Amounts and any Series Allocable Finance Charge Collections allocated to the Seller’s Certificates which are treated as Series 2010-1 Available Principal Amounts; plus

(vi)	any funds from the Series 2010-1 Negative Carry Account used to reinstate any reduction in the Series 2010-1 Collateral Amount on that Transfer Date pursuant to Section 3.12(b); plus

(vii)	if the Series 2010-1 Notes are in an Early Redemption Period, any Series 2010-1 Available Interest Amounts treated as Series 2010-1 Available Principal Amounts pursuant to Section 3.01(a)(xi).

“Series 2010-1 Backup Servicing Expenses” means, with respect to any Transfer Date, the product of (a) the Backup Servicing Expenses, multiplied by (b) the quotient of (i) the Series 2010-1 Nominal Liquidation Amount as of such Transfer Date, divided by (ii) the sum of the aggregate principal amount of the Dealer Notes in the Master Trust and the aggregate principal amount of the funds in the Excess Funding Account, each as of the last day of the related Due Period.

“Series 2010-1 Backup Servicing Fee” means, with respect to any Transfer Date, the product of (a)  1/12 of the Base Backup Servicing Fee, multiplied by (b) the quotient of (i) the Series 2010-1 Nominal Liquidation Amount as of such Transfer Date, divided by (ii) the sum of the aggregate principal amount of the Dealer Notes in the Master Trust and the aggregate principal amount of the funds in the Excess Funding Account, each as of the last day of the related Due Period.

“Series 2010-1 Collateral Amount” equals the sum of the Series 2010-1 Nominal Liquidation Amount and the Series 2010-1 Overcollateralization Amount; provided, that for purposes of calculating the Series Allocation Percentage and other allocation percentages related to Series 2010-1, Series 2010-1 shall be deemed to have been outstanding from January 31, 2010 to the Issuance Date, with respect to the allocation of Principal Collections and Finance Collections and related concepts, with a Series 2010-1 Collateral Amount of $299,401,197.60.

“Series 2010-1 Controlled Accumulation Amount” is equal to (a) the Series 2010-1 Outstanding Principal Amount as of the last day of the Due Period immediately preceding the Accumulation Period Commencement Date, minus the amount on deposit in the Series 2010-1 Principal Funding Account as of the last day of the Due Period immediately preceding the Accumulation Period Commencement Date, divided by (b) the Accumulation Period Length.

“Series 2010-1 Controlled Deposit Amount” for any Due Period occurring during the Accumulation Period means the excess, if any, of:

(i)	the sum of (x) product of (A) the Series 2010-1 Controlled Accumulation Amount and (B) the number of Due Periods that have occurred with respect to the Accumulation Period through and including that Due Period (but not in excess of the Accumulation Period Length) and (y) the amount on deposit in the Series 2010-1 Principal Funding Account as of the last day of the Due Period immediately preceding the Accumulation Period Commencement Date, over

(ii)	the amount on deposit in the Series 2010-1 Principal Funding Account as of the last day of the immediately preceding Due Period;

provided that notwithstanding the foregoing, the Seller may, in its sole discretion, increase the Series 2010-1 Controlled Deposit Amount at any time and from time to time.

“Series 2010-1 Fixed Allocation Percentage” means, with respect to any Business Day, the percentage equivalent of a fraction never greater than 100% or less than 0% equal to:

(i)	the numerator of which is the Series 2010-1 Collateral Amount as of the last day of the immediately preceding Due Period (or the Issuance Date in the case of the first Transfer Date) or, if the Accumulation Period or an Early Redemption Period has commenced, as of the last day of the Due Period ending prior to the commencement of the Accumulation Period or the Early Redemption Period, as applicable; and

(ii)	the denominator of which is the sum of the Collateral Amounts for all series of Notes as of the last day of the immediately preceding Due Period (or the Issuance Date of that series in the case of the first Transfer Date), except that for any series of Notes that is amortizing, repaying or accumulating principal, the Collateral Amount of that series shall be fixed as of the last day of the Due Period ending prior to the commencement of such amortization, repayment or accumulation.

“Series 2010-1 Interest Funding Account” means the account designated as such and established pursuant to Section 3.10(a).

“Series 2010-1 Investment Income” means with respect to any Due Period and the Series 2010-1 Notes, the product of the Series 2010-1 Variable Allocation Percentage for such Due Period and Investment Income allocated to the Collateral Certificate for such Due Period.

“Series 2010-1 Monthly Interest” means the sum of Class A Monthly Interest, Class B Monthly Interest and Class C Monthly Interest.

“Series 2010-1 Negative Carry Account” means the account designated as such and established pursuant to Section 3.10(a).

“Series 2010-1 Nominal Liquidation Amount” means, with respect to any Transfer Date, the sum of the Class A Nominal Liquidation Amount, the Class B Nominal Liquidation Amount and the Class C Nominal Liquidation Amount, each as of such Transfer Date; provided that for purposes of calculating the Series Allocation Percentage and other allocation percentages related to Series 2010-1, Series 2010-1 shall be deemed to have been outstanding from January 31, 2010 to the Issuance Date, with respect to the allocation of Principal Collections and Finance Collections and related concepts, with a Series 2010-1 Nominal Liquidation Amount of $250,000,000.

“Series 2010-1 Noteholder” means a Person in whose name a Series 2010-1 Note is registered in the Note Register or the bearer of any Series 2010-1 Note in Bearer Note form (including a global Note in bearer form), as the case may be.

“Series 2010-1 Noteholder Allocated Dealer Note Losses” means, with respect to any Due Period, the product of (a) Series 2010-1 Allocated Dealer Note Losses for such Due Period and (b) the quotient of (i) the Series 2010-1 Nominal Liquidation Amount as of the preceding Transfer Date, divided by (ii) the Series 2010-1 Collateral Amount as of the preceding Transfer Date.

“Series 2010-1 Notes” is defined in Section 2.01.

“Series 2010-1 Outstanding Principal Amount” means, the sum of the Class A Outstanding Principal Amount, the Class B Outstanding Principal Amount and the Class C Outstanding Principal Amount.

“Series 2010-1 Overcollateralization Amount” means as of any Transfer Date, the Series 2010-1 Target Overcollateralization Amount as of such Transfer Date minus

(i)	all reallocations of the Series 2010-1 Available Principal Amounts used to pay interest on the Series 2010-1 Notes that have been allocated to the Series 2010-1 Overcollateralization Amount pursuant to Section 3.03(b)(i) on or prior to such Transfer Date; minus

(ii)	all allocations of Series 2010-1 Noteholder Allocated Dealer Note Losses that have been allocated to the Series 2010-1 Overcollateralization Amount pursuant to Section 3.03(b)(i) on or prior to such Transfer Date; minus

(iii)	the amount, if any, deposited into the Series 2010-1 Spread Account that has been allocated to the Series 2010-1 Overcollateralization Amount pursuant to Section 3.03(b)(i) on or prior to such Transfer Date; minus

(iv)	the amount, if any, deposited into the Series 2010-1 Negative Carry Account that has been allocated to the Series 2010-1 Overcollateralization Amount pursuant to Section 3.03(b)(i) on or prior to such Transfer Date; plus

(v)	all reinstatements of the Series 2010-1 Overcollateralization Amount pursuant to Section 3.03(d)(iv) on or prior to such Transfer Date;

provided, however, the Series 2010-1 Overcollateralization Amount may never be greater than the Series 2010-1 Target Overcollateralization Amount or less than zero; and provided, further, that for purposes of calculating the Series Allocation Percentage and other allocation percentages related to the Series 2010-1, the Series 2010-1 shall be deemed to have been outstanding from January 31, 2010 to the Issuance Date, with respect to the allocation of Principal Collections and Finance Collections and related concepts, with a Series 2010-1 Overcollateralization Amount of $49,401,197.60; provided, further, that if the Series 2010-1 Target Overcollateralization Amount has increased as a result of an Excess Cash Collateral Event, the Series 2010-1 Overcollateralization Amount will be proportionately increased only to the extent that it will not result in the Minimum Seller’s Invested Amount exceeding the Seller’s Invested Amount, and if other series of Notes require similar increases, each such series, including Series 2010-1, shall receive only its pro rata share of any such increase available based on the aggregate amount of such series’ shortfall.

“Series 2010-1 Overcollateralization Percentage” means 16.50%.

“Series 2010-1 Principal Funding Account” means the trust account designated as such and established pursuant to Section 3.10(a).

“Series 2010-1 Servicing Fee” means, with respect to any Transfer Date, the product of (a) the product of (i)  1/12, (ii) 1.0%, and (iii) the sum of the aggregate principal amounts of the Dealer Notes in the Master Trust as of the last day of the related Due Period, multiplied by (b) the quotient of (i) the Series 2010-1 Nominal Liquidation Amount as of such Transfer Date, divided by (ii) the sum of the aggregate principal amounts of the Dealer Notes in the Master Trust and the aggregate amount of funds in the Excess Funding Account, each as of the last day of the related Due Period.

“Series 2010-1 Spread Account” means the account designated as such and established pursuant to Section 3.10(a).

“Series 2010-1 Target Overcollateralization Amount” means, with respect to any Transfer Date, the product of the Series 2010-1 Overcollateralization Percentage and Series 2010-1 Collateral Amount as of such Transfer Date; provided, however, that if an Early Redemption Period has commenced, the Series 2010-1 Collateral Amount for the purpose of calculating the Series 2010-1 Target Overcollateralization Amount shall be the Series 2010-1 Collateral Amount as of the last day of the immediately preceding Revolving Period; provided, further, that if an Excess Cash Collateral Event occurs and is continuing, the Series 2010-1

Collateral Amount for purposes of calculating the Series 2010-1 Target Overcollateralization Amount and the Spread Account Required Amount shall be the Series 2010-1 Collateral Amount without subtracting the amount on deposit in the Series 2010-1 Principal Funding Account in respect of the Series 2010-1 Notes and the Series 2010-1 Nominal Liquidation Amount for purposes of calculating the Required Seller’s Invested Amount shall be the Series 2010-1 Nominal Liquidation Amount without subtracting the amount on deposit in the Series 2010-1 Principal Funding Account in respect of the Series 2010-1 Notes.

“Series 2010-1 Termination Date” means the earliest to occur of (a) the Payment Date on which the Series 2010-1 Outstanding Principal Amount is reduced to zero, (b) the Legal Final Maturity Date and (c) the date on which the Series 2010-1 Collateral Amount is reduced to zero.

“Series 2010-1 Unreimbursed Amount” means, as of any Transfer Date, the sum of the Nominal Liquidation Amount Deficit and the Overcollateralization Amount Deficit both as of such Transfer Date.

“Series 2010-1 Variable Allocation Percentage” means, with respect to any Due Period, the percentage equivalent of a fraction never greater than 100% or less than 0% equal to:

(i)	the numerator of which is the Series 2010-1 Collateral Amount as of the last day of the immediately preceding Due Period (or the Issuance Date in the case of the first Transfer Date);

(ii)	the denominator of which is the sum of the Collateral Amount for each series of Notes on that same day.

“Series Available Interest Amounts Shortfall” means, with respect to any Transfer Date and the Series 2010-1 Notes, the excess, if any, of (a) the aggregate amount required to be applied pursuant to Sections 3.01(a)(i) through (viii) for such Transfer Date over (b) the Series 2010-1 Available Interest Amount (excluding amounts to be treated as part of the Series 2010-1 Available Interest Amount pursuant to clauses (iv) and (v) of the definition thereof) for such Transfer Date.

“Series Available Principal Amounts Shortfall” means, with respect to any Business Day and the Series 2010-1 Notes, an amount equal to, the amount, if any, by which (i) the sum of all payments of interest and other applications of Series 2010-1 Available Principal Amounts (other than as Excess Available Principal Amounts) required to be made under Section 3.02 on such Business Day exceeds (ii) the related Series 2010-1 Available Principal Amounts (excluding amounts to be treated as part of Series 2010-1 Available Principal Amounts pursuant to clauses (iii) and (iv) of the definition thereof) on such Business Day.

“Series Reassignment Amount” means, with respect to the Series 2010-1 Notes and a Transfer Date, the sum of (a) the Series 2010-1 Nominal Liquidation Amount and (b) all accrued and unpaid interest on the Series 2010-1 Notes, in each case as of that Transfer Date.

“Servicer Certificate” is defined in Section 3.13(a).

“Specified Accumulation Period Commencement Date” means April 1, 2011.

“Spread Account Deposit Amount” means, with respect to any Transfer Date prior to the earlier of (a) the payment in full of the outstanding principal amount of the Series 2010-1 Notes and (b) the Legal Final Maturity Date, the amount, if any, by which the Spread Account Required Amount for that Transfer Date exceeds the amount of funds on deposit in the Series 2010-1 Spread Account.

“Spread Account Initial Deposit” means $4,491,017.96.

“Spread Account Required Amount” means, with respect to any Transfer Date, an amount equal to $4,491,017.96, which is 1.50% of the Series 2010-1 Collateral Amount as of the Closing Date; provided, that, if and for so long as the average Monthly Payment Rate for any three consecutive Due Periods is less than 20%, then the Spread Account Required Amount shall be an amount equal to $8,982,035.92, which is 3.00% of the Series 2010-1 Collateral Amount as of the Closing Date.

“Stated Principal Amount” with respect to any Note, means the amount that is stated on the face of the Note to be payable to its holders.

“TALF” shall mean the FRBNY’s Term Asset Backed Securities Loan Facility.

“Weighted Average Note Rate” means, for any Transfer Date, the sum of:

(i)	the Class A Interest Rate, multiplied by a fraction, the numerator of which is the Class A Outstanding Principal Amount and the denominator of which is the Series 2010-1 Outstanding Principal Amount;

(ii)	the Class B Interest Rate, multiplied by a fraction, the numerator of which is the Class B Outstanding Principal Amount and the denominator of which is the Series 2010-1 Outstanding Principal Amount; and

(iii)	the Class C Interest Rate, multiplied by a fraction, the numerator of which is the Class C Outstanding Principal Amount and the denominator of which is the Series 2010-1 Outstanding Principal Amount.

ARTICLE II

The Notes

Section 2.01 Creation and Designation.

(a) There is hereby created and designated a series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as “Navistar Financial Dealer Note Master Owner Trust Floating Rate Dealer Note Asset Backed Notes, Series 2010-1” or the “Series 2010-1 Notes.” The Series 2010-1 Notes shall be issued in three classes, Class A, Class B and Class C, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1, Exhibit A-2 and Exhibit A-3, respectively.

(b) The Series 2010-1 Notes shall not be subordinated to any other series of Notes. The Class B Notes shall be subordinate to the Class A Notes to the extent provided in this

Indenture Supplement and the Class C Notes shall be subordinate to the Class A Notes and the Class B Notes to the extent provided in this Indenture Supplement.

Section 2.02 Form of Delivery; Depository; Denominations.

(a) The Series 2010-1 Notes shall be delivered in the form of global Registered Notes as provided in Sections 2.02, 2.04 and 3.01 of the Indenture, respectively.

(b) The Depository for the Series 2010-1 Notes shall be The Depository Trust Company, and the Series 2010-1 Notes shall initially be registered in the name of Cede & Co., its nominee.

(c) The Foreign Depositories for the Series 2010-1 Notes shall be Clearstream Banking, Société Anonyme and Euroclear Bank S.A./N.V., as the operator of the Euroclear System.

(d) The Series 2010-1 Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000.

Section 2.03 Delivery and Payment.

(a) The Issuer shall execute and deliver the Series 2010-1 Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Series 2010-1 Notes when authenticated, each in accordance with Section 3.03 of the Indenture.

ARTICLE III

Allocations, Deposits and Payments

Section 3.01 Series 2010-1 Available Interest Amounts.

(a) Allocation of Series 2010-1 Available Interest Amounts. On each Transfer Date, the Indenture Trustee, at the written direction of the Servicer, shall apply Series 2010-1 Available Interest Amounts as follows:

(i)	first, on a pro rata basis (a) the Servicer, the Series 2010-1 Servicing Fee due on such Transfer Date (to the extent it has not been waived by the Servicer for such Transfer Date, and if the Servicer shall waive any Series 2010-1 Servicing Fee, the Servicer shall give notice of such waiver to each of the Note Rating Agencies) and (b) the Backup Servicer, the Series 2010-1 Backup Servicing Fee due on such Transfer Date;

(ii)

second, any remaining Series 2010-1 Available Interest Amounts shall be deposited into the Series 2010-1 Interest Funding Account in an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (B) the Class A Interest Rate applicable to the related Interest Period, and (C) the Class A Outstanding Principal Amount, determined as of the Payment Date preceding the related Payment Date (or with respect to the first Payment Date, as of the Issuance Date) (the “Class A Monthly Interest”), plus an amount equal to the excess, if any, of the aggregate amount accrued pursuant to this Section 3.01(a)(ii) as of prior Interest Periods over the aggregate amount of interest paid to the Class A Noteholders pursuant to this Section 3.01(a)(ii) in respect of such prior Interest Periods, together with interest at the Class A Interest Rate on such delinquent amount, to the extent permitted by applicable law;

(iii)	third, any remaining Series 2010-1 Available Interest Amounts shall be deposited into the Series 2010-1 Interest Funding Account in an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (B) the Class B Interest Rate applicable to the related Interest Period, and (C) the Class B Outstanding Principal Amount, determined as of the Payment Date preceding the related Payment Date (or with respect to the first Payment Date, as of the Issuance Date) (the “Class B Monthly Interest”), plus an amount equal to the excess, if any, of the aggregate amount accrued pursuant to this Section 3.01(a)(iii) as of prior Interest Periods over the aggregate amount of interest paid to the Class B Noteholders pursuant to this Section 3.01(a)(iii) in respect of such prior Interest Periods, together with interest at the Class B Interest Rate on such delinquent amount, to the extent permitted by applicable law;

(iv)	fourth, any remaining Series 2010-1 Available Interest Amounts shall be deposited into the Series 2010-1 Interest Funding Account in an amount equal to the product of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (B) the Class C Interest Rate applicable to the related Interest Period, and (C) the Class C Outstanding Principal Amount, determined as of the Payment Date preceding the related Payment Date (or with respect to the first Payment Date, as of the Issuance Date) (the “Class C Monthly Interest”), plus an amount equal to the excess, if any, of the aggregate amount accrued pursuant to this Section 3.01(a)(iv) as of prior Interest Periods over the aggregate amount of interest paid to the Class C Noteholders pursuant to this Section 3.01(a)(iv) in respect of such prior Interest Periods, together with interest at the Class C Interest Rate on such delinquent amount, to the extent permitted by applicable law;

(v)	fifth, any remaining Series 2010-1 Available Interest Amounts shall be deposited into the Series 2010-1 Spread Account to the extent of any Spread Account Deposit Amount;

(vi)	sixth, any remaining Series 2010-1 Available Interest Amounts shall be treated as Series 2010-1 Available Principal Amounts to the extent of the amount of Series 2010-1 Noteholder Allocated Dealer Note Losses for the related Due Period;

(vii)	seventh, any remaining Series 2010-1 Available Interest Amounts shall be treated as Series 2010-1 Available Principal Amounts for the reinstatement of the Series 2010-1 Collateral Amount to the extent of the Series 2010-1 Unreimbursed Amount (the amount being reinstated is referred to as the “Reinstatement Amount”), and then, to the extent that the Series 2010-1 Overcollateralization Amount is less than the Series 2010-1 Target Overcollateralization Amount as a result of an Excess Cash Collateral Event, an amount up to such shortfall shall be treated as Series 2010-1 Available Principal Amounts, and the Series 2010-1 Overcollateralization Amount shall be increased by the same amount;

(viii)	eighth, any remaining Series 2010-1 Available Interest Amounts will be deposited into the Series 2010-1 Negative Carry Account to the extent of the Required Negative Carry Account Balance;

(ix)	ninth, any remaining Series 2010-1 Available Interest Amounts shall be paid to the Servicer to the extent any Series 2010-1 Servicing Fee which had been previously waived unless that amount has been waived again;

(x)	tenth, to the Backup Servicer, the Series 2010-1 Backup Servicing Expenses due on such Transfer Date;

(xi)	eleventh, if the Series 2010-1 Notes are in an Early Redemption Period, any remaining Series 2010-1 Available Interest Amounts shall be treated as Series 2010-1 Available Principal Amounts to the extent of the Series 2010-1 Nominal Liquidation Amount (after taking into account any reductions due to Series 2010-1 Noteholder Allocated Dealer Note Losses or otherwise or reinstatements due to recoveries) for payment to the Series 2010-1 Noteholders; and

(xii)	twelfth, any remaining Series 2010-1 Available Interest Amounts shall be treated as Excess Available Interest Amounts and allocated pursuant to Section 5.03 of the Indenture.

(b) Excess Available Interest Amounts; Excess Finance Charge Collections. On each Transfer Date, commencing with the initial Transfer Date, if Series 2010-1 Available Interest Amounts are insufficient to make the allocations provided in Sections 3.01(a)(i) through (viii) above, the Servicer shall allocate Excess Available Interest Amounts, if any, allocated to Series 2010-1 pursuant to Section 5.03 of the Indenture to cover the Series Available Interest Amounts Shortfall. If, after the application of Excess Available Interest Amounts, any Series Available Interest Amounts Shortfall remains, the Indenture Trustee shall allocate Excess Finance Charge Collections, if any, allocated to Series 2010-1 pursuant to Section 5.03 of the Indenture to cover such remaining Series Available Interest Amounts Shortfall.

(c) Spread Account Draws.

(i)	At the written direction of the Servicer and to the extent that Series 2010-1 Available Interest Amounts (without giving effect to clause (vi) of the definition thereof) are insufficient to pay in full the amounts set forth in Sections 3.01(a)(ii), (iii) and (iv), the Indenture Trustee shall withdraw funds from the Series 2010-1 Spread Account in an amount equal to the lesser of (A) the amount of such shortfall and (B) the amount on deposit in the Series 2010-1 Spread Account (after giving effect to any withdrawals from the Series 2010-1 Spread Account on such Transfer Date other than a withdrawal pursuant to Sections 3.01(c)(i), (ii) and (iii) on such date), and treat such funds as “Series 2010-1 Available Interest Amounts.”

(ii)	At the written direction of the Servicer and to the extent that Series 2010-1 Available Interest Amounts (without giving effect to clause (vi) of the definition thereof) are insufficient to pay in full the amount described in Section 3.01(a)(vi) and Series 2010-1 is in the Early Redemption Period, the Indenture Trustee shall withdraw funds from the Series 2010-1 Spread Account in an amount equal to the lesser of (A) the amount of such shortfall and (B) the amount on deposit in the Series 2010-1 Spread Account (after giving effect to any withdrawals from the Series 2010-1 Spread Account on such Transfer Date) and treat such funds as “Series 2010-1 Available Interest Amounts.”

(iii)	In addition, after applying funds on deposit in the Spread Account pursuant to Sections 3.01(c)(i) and (ii), on the Legal Final Maturity Date, if the Outstanding Principal Amount of any Series 2010-1 Notes remains greater than zero, the Indenture Trustee shall, at the written direction of the Servicer, apply funds from the Spread Account to repay the Outstanding Principal Amount of such Series 2010-1 Notes in full, first, to the Class A Noteholders (up to a maximum of the Class A Outstanding Principal Amount on such Payment Date), second, to the Class B Noteholders (up to a maximum of the Class B Outstanding Principal Amount on such Payment Date), and third, to the Class C Noteholders (up to a maximum of the Class C Outstanding Principal Amount on such Payment Date).

Section 3.02 Series 2010-1 Available Principal Amounts.

(a) Allocation of Series 2010-1 Available Principal Amounts. On each Transfer Date, the Indenture Trustee, at the written direction of the Servicer, shall apply Series 2010-1 Available Principal Amounts as follows:

(i)

first, if the Series 2010-1 Available Interest Amounts are insufficient to make the payments on the Series 2010-1 Notes on each Payment Date pursuant to Sections 3.01(a)(ii), (iii) and (iv), to the Series 2010-1 Interest Funding Account, an amount equal to the lesser of (i) the amount of that shortfall and (ii) the Series 2010-1 Collateral Amount (after taking into account any reinstatements pursuant to Section 3.03(d) and reductions due to Section 3.03(a)(ii)); provided, however, the Series 2010-1 Available Principal Amounts shall not be applied to pay Class B Monthly Interest or

Class C Monthly Interest if, as a result of such application, the Class A Nominal Liquidation Amount would be reduced, and the Series 2010-1 Available Principal Amounts shall not be applied to pay Class C Monthly Interest if, as a result of such application, the Class B Nominal Liquidation Amount would be reduced;

(ii)	second, if the Series 2010-1 Notes are in an Accumulation Period, to the Series 2010-1 Principal Funding Account, the Series 2010-1 Controlled Deposit Amount to the extent of the Series 2010-1 Nominal Liquidation Amount (computed before giving effect to such deposit but after giving effect to any reinstatements pursuant to Sections 3.03(d)(i), (ii) and (iii) and reductions pursuant to Sections 3.03(a)(i) and (ii));

(iii)	third, if the Series 2010-1 Notes are in an Early Redemption Period, to the Series 2010-1 Principal Funding Account any remaining Series 2010-1 Available Principal Amounts to the extent of the Series 2010-1 Nominal Liquidation Amount (computed before giving effect to such deposit but after giving effect to any reinstatements pursuant to Sections 3.03(d)(i), (ii) and (iii) and reductions pursuant to Sections 3.03(a)(i) and (ii) for payment to the Series 2010-1 Noteholders;

(iv)	fourth, if the Series 2010-1 Notes are not in an Early Redemption Period, to the extent that the Spread Account Deposit Amount is greater than zero (after giving effect to any other deposits to or withdrawals from the Series 2010-1 Spread Account on such Transfer Date, reductions to the Series 2010-1 Nominal Liquidation Amount in accordance with Sections 3.03(a)(i) and (ii) and reinstatements pursuant to Sections 3.03(d)(i), (ii) and (iii)), to the Series 2010-1 Spread Account an amount equal to such Spread Account Deposit Amount (not taking into account any increase in the Spread Account Required Amount as described in the proviso to the definition thereof);

(v)	fifth, if the Series 2010-1 Notes are in a Revolving Period, at the Servicer’s discretion and subject to the requirement that after giving effect to clause (vi) below the balance in the Series 2010-1 Negative Carry Account is at least equal to the Required Negative Carry Account Balance, to the Series 2010-1 Principal Funding Account any amounts that would be required to be on deposit in the Excess Funding Account up to the amount that would reduce the Series 2010-1 Nominal Liquidation Amount to zero; provided, however, the Servicer shall not be permitted to make any such deposit into the Series 2010-1 Principal Funding Account if, after giving effect to the deposits pursuant to this Section 3.02(a), the Series 2010-1 Overcollateralization Amount would be less than the Series 2010-1 Target Overcollateralization Amount;

(vi)	sixth, if the Series 2010-1 Notes are not in an Accumulation Period or an Early Redemption Period, if the amount on deposit in the Series 2010-1

Negative Carry Account is less than the Required Negative Carry Account Balance, to the Series 2010-1 Negative Carry Account to the extent of the Required Negative Carry Account Balance; and

(vii)	seventh, any remaining Series 2010-1 Available Principal Amounts shall be treated as Excess Available Principal Amounts and allocated pursuant to Section 5.02 of the Indenture.

(b) Excess Available Principal Amounts; Shared Principal Collections. On each Transfer Date, commencing after the Issuance Date, if Series 2010-1 Available Principal Amounts are insufficient to make the allocations provided in Sections 3.02(a)(i) through (iv) and (vi) above, the Indenture Trustee shall allocate Excess Available Principal Amounts, if any, allocated to Series 2010-1 pursuant to Section 5.02 of the Indenture to cover the Series Available Principal Amounts Shortfall. If, after the application of Excess Available Principal Amounts, any Series Available Principal Amounts Shortfall remains, the Indenture Trustee shall allocate Shared Principal Collections, if any, allocated to Series 2010-1 pursuant to Section 5.02 of the Indenture to cover such remaining Series Available Principal Amounts Shortfall.

Section 3.03 Reductions and Reinstatements. The Series 2010-1 Collateral Amount, Series 2010-1 Overcollateralization Amount and Series 2010-1 Nominal Liquidation Amount shall be calculated on each Transfer Date and shall be reduced and reinstated as described below.

(a) Reductions. The Series 2010-1 Nominal Liquidation Amount and the Series 2010-1 Overcollateralization Amount shall be reduced on any Transfer Date in the order described in Section 3.03(b) below by the following amounts allocated on that Transfer Date:

(i)	the amount, if any, of the Series 2010-1 Available Principal Amounts used to pay interest on the Series 2010-1 Notes as described in Section 3.02(a)(i);

(ii)	the amount of Series 2010-1 Noteholder Allocated Dealer Note Losses for such Due Period to the extent that they are not covered by Series 2010-1 Available Interest Amounts as described in Section 3.01(a)(vi);

(iii)	the amount, if any, deposited into the Series 2010-1 Spread Account in accordance with Section 3.02(a)(iv); and

(iv)	the amount, if any, of the Series 2010-1 Available Principal Amount deposited into the Series 2010-1 Negative Carry Account pursuant to Section 3.02(a)(vi).

(b) Allocation of Reductions. On each Transfer Date, the amount of any reduction in the Series 2010-1 Collateral Amount due to Sections 3.03(a)(i), (ii), (iii) or (iv) above shall be allocated as follows:

(i)	first, the Series 2010-1 Overcollateralization Amount (computed without giving effect to any reductions due to Sections 3.03(a)(i) through (iv) on such date) shall be reduced by the amount of such reduction until the Series 2010-1 Overcollateralization Amount is reduced to zero;

(ii)	second, the Class C Nominal Liquidation Amount (computed without giving effect to any reductions due to Sections 3.03(a)(i) through (iv) on such date) shall be reduced by any remaining amount until the Class C Nominal Liquidation Amount is reduced to zero;

(iii)	third, the Class B Nominal Liquidation Amount (computed without giving effect to any reductions due to Sections 3.03(a)(i) through (iv) on such date) shall be reduced by any remaining amount until the Class B Nominal Liquidation Amount is reduced to zero; provided, however, that the Class B Nominal Liquidation Amount shall not be reduced by using the Series 2010-1 Available Principal Amounts to pay Class C Monthly Interest; and

(iv)	fourth, the Class A Nominal Liquidation Amount (computed without giving effect to any reductions due to Sections 3.03(a)(i) through (iv) on such date) shall be reduced by any remaining amount until the Class A Nominal Liquidation Amount is reduced to zero; provided, however, that the Class A Nominal Liquidation Amount shall not be reduced by using the Series 2010-1 Available Principal Amounts to pay Class B Monthly Interest or Class C Monthly Interest.

In addition, the Series 2010-1 Nominal Liquidation Amount will be reduced in the reverse order specified above by the amount of any funds (other than investment earnings) deposited into the Series 2010-1 Available Principal Funding Account since the prior date on which the Series 2010-1 Collateral Amount was calculated.

(c) Reinstatements. The Series 2010-1 Nominal Liquidation Amount and the Series 2010-1 Overcollateralization Amount shall be reinstated on any Transfer Date by the amount of the Series 2010-1 Available Interest Amounts that are applied to cover the Reinstatement Amount for that Transfer Date pursuant to Section 3.01(a)(vii) and by the amount of funds released from the Series 2010-1 Negative Carry Account that are applied to cover any Series 2010-1 Unreimbursed Amount for that Transfer Date pursuant to Section 3.12(b).

(d) Allocation of Reinstatements. The Reinstatement Amount for any Transfer Date specified in Section 3.03(c) shall be applied as follows:

(i)	first, if the Class A Nominal Liquidation Amount has been reduced as described in Section 3.03(b) above and is not fully reinstated, to the Class A Nominal Liquidation Amount until the Class A Nominal Liquidation Amount equals the excess of (A) the Class A Outstanding Principal Amount, over (B) the amount on deposit (other than investment earnings) in the Series 2010-1 Principal Funding Account on that Transfer Date allocable to the Class A Notes;

(ii)	second, if the Class B Nominal Liquidation Amount has been reduced as described in Section 3.03(b) above and is not fully reinstated, to the Class

B Nominal Liquidation Amount until the Class B Nominal Liquidation Amount equals the excess of (A) the Class B Outstanding Principal Amount, over (B) the amount on deposit (other than investment earnings) in the Series 2010-1 Principal Funding Account on that Transfer Date allocable to the Class B Notes;

(iii)	third, if the Class C Nominal Liquidation Amount has been reduced as described in Section 3.03(b) above and is not fully reinstated, to the Class C Nominal Liquidation Amount until the Class C Nominal Liquidation Amount equals the excess of (A) the Class C Outstanding Principal Amount, over (B) the amount on deposit (other than investment earnings) in the Series 2010-1 Principal Funding Account on that Transfer Date allocable to the Class C Notes; and

(iv)	fourth, to the Series 2010-1 Overcollateralization Amount until the Series 2010-1 Overcollateralization Amount equals the Series 2010-1 Target Overcollateralization Amount.

In addition, the Series 2010-1 Nominal Liquidation Amount will be increased in the reverse order in which it was reduced by deposits into the Series 2010-1 Principal Funding Account by the amount of funds withdrawn from the Series 2010-1 Principal Funding Account and deemed to be Excess Available Principal Amounts since the prior date in which the Series 2010-1 Collateral Amount was calculated.

Section 3.04 Payment on the Series 2010-1 Notes. On each Transfer Date, the Indenture Trustee, acting in accordance with written instructions from the Servicer, shall transfer to the Series 2010-1 Principal Funding Account and Series 2010-1 Interest Funding Account funds on deposit in the Deposit Account. On each Payment Date, after all allocations and reallocations pursuant to Sections 3.01 and 3.02, the Indenture Trustee shall make or cause to be made, without duplication, the following distributions to the extent of available funds from the Series 2010-1 Principal Funding Account and the Series 2010-1 Interest Funding Account:

(a) Interest Distributions. On each Payment Date (including the Expected Principal Payment Date), amounts on deposit in the Series 2010-1 Interest Funding Account shall be distributed in the following manner, first, to the Class A Noteholders, accrued and unpaid interest on the Class A Notes for that Payment Date, second, to the Class B Noteholders, accrued and unpaid interest on the Class B Notes for that Payment Date, and third, to the Class C Noteholders, accrued and unpaid interest on the Class C Notes for that Payment Date. If there is a shortfall in the amounts required to be distributed pursuant to the preceding clauses first, second or third, then the amounts actually distributed pursuant to any such clause shall be shared among the Persons entitled thereto in proportion to the amounts owing such Persons.

(b) Expected Principal Payment Date. On the Expected Principal Payment Date, amounts on deposit in the Series 2010-1 Principal Funding Account shall be distributed as principal first, to the Class A Noteholders (up to a maximum of the Class A Outstanding Principal Amount on such Payment Date), second, to the Class B Noteholders (up to a maximum of the Class B Outstanding Principal Amount on such Payment Date), and third, to the Class C

Noteholders (up to a maximum of the Class C Outstanding Principal Amount on such Payment Date). If there is a shortfall in the amounts required to be distributed pursuant to the preceding clauses first, second or third, then the amounts actually distributed pursuant to any such clause shall be shared among the Persons entitled thereto in proportion to the amounts owing such Persons.

(c) Early Redemption Period. On each Payment Date during an Early Redemption Period, amounts on deposit in the Series 2010-1 Principal Funding Account shall be distributed as principal first, to the Class A Noteholders (up to a maximum of the Class A Outstanding Principal Amount on such Payment Date), second, to the Class B Noteholders (up to a maximum of the Class B Outstanding Principal Amount on such Payment Date), and third, to the Class C Noteholders (up to a maximum of the Class C Outstanding Principal Amount on such Payment Date). If there is a shortfall in the amounts required to be distributed pursuant to the preceding clauses first, second or third, then the amounts actually distributed pursuant to any such clause shall be shared among the Persons entitled thereto in proportion to the amounts owing such Persons.

(d) Any installment of interest or principal, if any, payable on any Series 2010-1 Note which is punctually paid or duly provided for by the Issuer and the Indenture Trustee on the applicable Payment Date shall be paid by the Paying Agent to the Person in whose name such Series 2010-1 Note (or one or more predecessor Notes) is registered on the Note Record Date, by wire transfer of immediately available funds to such Person’s account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such Person’s address as it appears on the Note Register on such Note Record Date, except that with respect to Notes registered on the Note Record Date in the name of the nominee of Cede & Co., payment shall be made by wire transfer in immediately available funds to the account designated by such nominee.

(e) The right of the Series 2010-1 Noteholders to receive payments from the Issuer shall terminate on the first Business Day following the Series 2010-1 Termination Date.

Section 3.05 Accumulation Period Length and Accumulation Period Commencement Date. On or prior to the Payment Date which is ten months prior to the Payment Date which is the Expected Principal Payment Date, the Servicer shall determine in its sole discretion the Accumulation Period Length and the Accumulation Period Commencement Date and, promptly following such determination, the Servicer shall notify the Master Owner Trust Trustee, the Indenture Trustee and the Note Rating Agencies in writing of such determination.

Section 3.06 Final Payment of the Series 2010-1 Notes

(a) Series 2010-1 Noteholders shall be entitled to payment of principal in an amount equal to the Series 2010-1 Outstanding Principal Amount. However, Series 2010-1 Available Principal Amounts shall be available to pay principal on the Series 2010-1 Notes only up to the Series 2010-1 Nominal Liquidation Amount (for the purposes of this provision, without giving effect to reductions pursuant to clause (i) of the definitions of Class A Nominal

Liquidation Amount, Class B Nominal Liquidation Amount and Class C Nominal Liquidation Amount).

(b) The Series 2010-1 Notes shall be considered to be paid in full, the holders of the Series 2010-1 Notes shall have no further right or claim, and the Issuer shall have no further obligation or liability for principal or interest, on the earlier to occur of:

(i)	the date on which the Series 2010-1 Outstanding Principal Amount is reduced to zero and all accrued interest on the Series 2010-1 Notes is paid in full; or

(ii)	the Legal Final Maturity Date of the Series 2010-1 Notes, after giving effect to all deposits, allocations, reallocations, sales of Dealer Notes and payments to be made on that date.

(c) In no event shall the Issuer repay, redeem, repurchase or otherwise acquire the Class B Notes unless and until the Class A Notes have been paid in full. In no event shall the Issuer repay, redeem, repurchase or otherwise acquire the Class C Notes unless and until the Class A Notes and the Class B Notes have been paid in full.

Section 3.07 Netting of Deposits and Payments. The Issuer, in its sole discretion, may make all deposits to the Series 2010-1 Interest Funding Account and the Series 2010-1 Principal Funding Account with respect to any Payment Date net of, and after giving effect to, all reallocations to be made pursuant to Article III.

Section 3.08 Calculation Agent; Determination of LIBOR.

(a) The Issuer hereby agrees that for so long as any Series 2010-1 Notes are Outstanding, there shall at all times be an agent appointed to calculate LIBOR for each Interest Period (the “Calculation Agent”). The Issuer hereby initially appoints the Indenture Trustee as the Calculation Agent for purposes of determining LIBOR for each Interest Period. The Calculation Agent may be removed by the Issuer at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, or if the Calculation Agent fails to determine LIBOR for an Interest Period, the Issuer shall promptly appoint a replacement Calculation Agent that does not control or is not controlled by or under common control with the Issuer or its Affiliates. The Calculation Agent may not resign its duties, and the Issuer may not remove the Calculation Agent, without a successor having been duly appointed.

(b) The Class A Interest Rate, Class B Interest Rate and the Class C Interest Rate, applicable to the then current and the immediately preceding Interest Periods, may be obtained by contacting the Indenture Trustee at its Master Owner Trust Corporate Trust Office at https://gctinvestorreporting.bnymellon.com/Home.jsp or (212) 815-2484 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.

(c) With respect to (i) the Class A Notes, on the second Business Day preceding the 15th day of each month (or, if such day is not a Business Day, the next following Business Day), or, in the case of the initial Interest Period, on the Business Day preceding the applicable Loan Subscription Date under TALF, the Calculation Agent shall send to the Indenture Trustee and the Master Owner Trust Beneficiary, by facsimile transmission, notification of LIBOR for the following Interest Period, the Class A Interest Rate and the Class A Monthly Interest and (ii) the Class B Notes and the Class C Notes, on the second Business Day preceding the first day of each Interest Period (or, in the case of the initial Interest Period, on the Business Day preceding the applicable Loan Subscription Date under TALF), the Calculation Agent shall send to the Indenture Trustee and the Master Owner Trust Beneficiary, by facsimile transmission, notification of LIBOR for the following Interest Period, the Class B Interest Rate, the Class C Interest Rate, the Class B Monthly Interest and the Class C Monthly Interest.

Section 3.09 Computation of Interest. Unless otherwise specified in this Indenture Supplement, interest for any period shall be calculated from and including the first day of such period, to but excluding the last day of such period.

Section 3.10 Accounts.

(a) Accounts; Deposits to and Distributions from Accounts. On or before the Issuance Date, the Indenture Trustee shall cause to be established and maintained four Eligible Accounts denominated as follows: the “Series 2010-1 Interest Funding Account,” the “Series 2010-1 Principal Funding Account,” the “Series 2010-1 Negative Carry Account” and the “Series 2010-1 Spread Account” (collectively, the “Series 2010-1 Accounts”) in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2010-1 Noteholders. If on any day during the Revolving Period the amounts on deposit in the Series 2010-1 Principal Funding Account exceed the amount required to maintain the Seller’s Invested Amount at the Minimum Seller’s Invested Amount, the Issuer may withdraw such excess from the Series 2010-1 Principal Funding Account and treat such amount as “Excess Available Principal Amounts;” provided, however, that such excess shall only be released if after giving effect to all distributions and deposits on such day the amount on deposit in the Series 2010-1 Spread Account on such day equals or exceeds the Spread Account Required Amount as of such day. The Indenture Trustee shall possess all right, title and interest to all funds on deposit from time to time in each of the Series 2010-1 Accounts and in all proceeds therefrom, for the benefit of the Secured Parties. For the avoidance of doubt, it shall be a condition precedent to the withdrawal from the Series 2010-1 Principal Funding Account and the treatment of those funds as Excess Available Principal Amounts that, and no funds shall be withdrawn from the Series 2010-1 Principal Funding Account unless, on a pro forma basis after giving effect to such withdrawal and application and all other deposits, withdrawals and applications to made on such date, the Seller’s Invested Amount shall not be less than the Minimum Seller’s Invested Amount, the funds on deposit in the Series 2010-1 Spread Account shall not be less than the Spread Account Required Amount, the funds on deposit in the Series 2010-1 Negative Carry Account shall not be less than the Required Negative Carry Account Balance, and all other enhancement will not be less than the required amount and there is no writedown of the Series 2010-1 Overcollateralization Amount, the Series 2010-1 Collateral Amount or the Outstanding Principal Amount of any Series 2010-1 Notes, in each case, after giving effect to such deposits, withdrawals and applications. The Series 2010-1 Accounts constitute Supplemental Accounts and shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2010-1 Noteholders. If, at any time, the institution holding any Series 2010-1 Account ceases to be an Eligible Institution, the Issuer shall within 15 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Note Rating Agency may consent) establish a new applicable Series 2010-1 Account, that is an Eligible Account and shall transfer any cash and/or investments to such new Series 2010-1 Account. From the date such new Series 2010-1 Account is established, it shall be a Series 2010-1 Account, bearing the name of the Series 2010-1 Account it has replaced.

(b) All payments to be made from time to time by the Indenture Trustee to Series 2010-1 Noteholders out of funds in the Series 2010-1 Accounts pursuant to this Indenture Supplement shall be made by the Indenture Trustee to the Paying Agent not later than 12:00 noon on the applicable Payment Date but only to the extent of funds in the applicable Series 2010-1 Account or as otherwise provided in Article III.

Section 3.11 Spread Account.

(a) On the Closing Date, the Seller shall deposit into the Series 2010-1 Spread Account an amount equal to the Spread Account Initial Deposit.

(b) Funds on deposit in the Series 2010-1 Spread Account overnight or for a longer period shall at all times be invested in Eligible Investments at the written direction of the Servicer or its agent, subject to the restrictions set forth in the Indenture and subject to the requirement that each such Eligible Investment shall have a stated maturity on or prior to the following Transfer Date. Net interest and earnings (less investment expenses) on funds on deposit in the Series 2010-1 Spread Account, if any, shall constitute Series 2010-1 Available Interest Amounts.

(c) On any Transfer Date on which the amount of funds on deposit in the Series 2010-1 Spread Account is greater than the Spread Account Required Amount on such Transfer Date, the Servicer shall withdraw the amount of such excess from the Series 2010-1 Spread Account and allocate and pay such excess to the holders of the Seller’s Certificates.

(d) Upon payment in full of the Outstanding Principal Amount of the Series 2010-1 Notes, any funds remaining on deposit in the Series 2010-1 Spread Account shall be distributed to the holders of the Seller’s Certificates.

(e) If the Spread Account Required Amount increases as described in the proviso to the definition thereof, to the extent that Series 2010-1 Available Interest Amounts are insufficient to make the deposit described in Section 3.01(a)(v), the Seller may, in its sole discretion, deposit the amount of such shortfall into the Spread Account.

Section 3.12 Negative Carry Account.

(a) During the Revolving Period, if funds are deposited into the Series 2010-1 Principal Funding Account from the Excess Funding Account, then concurrent with such deposit, funds will be deposited into the Series 2010-1 Negative Carry Account to bring the balance in the Series 2010-1 Negative Carry Account up to the Required Negative Carry Account Balance.

(b) If on any Transfer Date, the amount on deposit in the Series 2010-1 Negative Carry Account exceeds the Required Negative Carry Account Balance on such Transfer Date, the Servicer shall withdraw such excess from the Series 2010-1 Negative Carry Account and pay such excess to the holders of the Seller’s Certificates; provided, however, that if funds are released from the Series 2010-1 Principal Funding Account and concurrently with such release funds are required to be deposited into the Series 2010-1 Spread Account to maintain the Spread Account Required Amount, such funds in an amount up to the Spread Account Deposit Amount shall be withdrawn from the Series 2010-1 Negative Carry Account and deposited into the Series 2010-1 Spread Account; provided, further, that in the event Series 2010-1 Available Principal Amounts have been used to make deposits into the Series 2010-1 Negative Carry Account and there remains any Series 2010-1 Unreimbursed Amount, such funds in an amount up to the amount of Series 2010-1 Available Principal Amounts so used and not previously reimbursed shall be treated as Series 2010-1 Available Principal Amounts for the reinstatement of the Series 2010-1 Collateral Amount.

(c) Funds on deposit in the Series 2010-1 Negative Carry Account overnight or for a longer period shall at all times be invested in Eligible Investments at the written direction of the Servicer or its agent, subject to the restrictions set forth in the Indenture and subject to the requirement that each such Eligible Investment shall have a stated maturity on or prior to the following Transfer Date. Net interest and earnings (less investment expenses) on funds on deposit in the Series 2010-1 Negative Carry Account, if any, shall constitute Series 2010-1 Available Interest Amounts.

(d) Upon payment in full of the Outstanding Principal Amount of the Series 2010-1 Notes, any funds remaining on deposit in the Series 2010-1 Negative Carry Account shall be distributed to the holders of the Seller’s Certificates.

Section 3.13 Reports and Statements to Series 2010-1 Noteholders.

(a) On each Payment Date, the Indenture Trustee shall forward to each Series 2010-1 Noteholder a statement substantially in the form of Exhibit B (the “Servicer Certificate”) prepared by the Servicer.

(b) Not later than the Transfer Date, the Servicer shall deliver to the Master Owner Trust Trustee, each Note Rating Agency and the Indenture Trustee the Servicer Certificate.

(c) On or before January 31 of each calendar year, beginning with January 31, 2011, the Indenture Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2010-1 Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2010-1 Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2010-1 Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01 Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

Section 4.02 Counterparts. This Indenture Supplement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 4.03 GOVERNING LAW. THIS INDENTURE SUPPLEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 4.04 Limitation of Owner Trustee Liability. Notwithstanding anything to the contrary, this Indenture Supplement has been countersigned by Deutsche Bank Trust Company Delaware, not in its individual capacity but solely in its capacity as Master Owner Trust Trustee. In no event shall Deutsche Bank Trust Company Delaware in its individual capacity or, except as expressly provided in the Master Owner Trust Agreement, as Master Owner Trust Trustee have any liability for the representations, warranties, covenants, agreement or other obligations of Navistar Financial Dealer Note Master Owner Trust hereunder or in any certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Navistar Financial Dealer Note Master Owner Trust. For all purposes of this Indenture Supplement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of Navistar Financial Dealer Note Master Owner Trust hereunder, the Master Owner Trust Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Master Owner Trust Agreement.

Section 4.05 Notice to FRBNY. To the extent required by the Certification as to TALF Eligibility for Non-Mortgage-Backed ABS executed by NFC in connection with the FRBNY’s TALF and the Series 2010-1 Notes, (i) the Servicer will promptly notify the FRBNY and all registered holders of the Series 2010-1 Notes, in writing, of the occurrence of any Early Redemption Event (such notice to the FRBNY shall be delivered to the FRBNY’s custodian at talf@bnymellon.com and to the FRBNY at talfreports@ny.frb.org at the same time notice of the Early Redemption Event is given to the FRBNY’s custodian) and (ii) the Servicer shall include the material details of any Early Redemption Event in each statement delivered pursuant to Section 3.13(a).

Section 4.06 No Registration of the Series 2010-1 Notes under the Securities Act.

(a) The Series 2010-1 Notes have not been registered and will not be registered under the Securities Act, or any state securities laws, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons (as such terms are defined under the Securities Act), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

(b) Each purchaser and any transferor, as applicable, of a Series 2010-1 Note will be deemed to represent and agree that:

(i)	(x) the purchaser (i) is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act (a “Qualified Institutional Buyer”), (ii) is aware that the sale to it is being made in reliance on the exemption from registration provided by Rule 144A under the Securities Act and if it is acquiring any such Series 2010-1 Notes or any interest or participation therein for the account of any other Qualified Institutional Buyer, that other Qualified Institutional Buyer is aware that the sale is being made in reliance on Rule 144A, and (iii) is acquiring the Series 2010-1 Notes or any interest or participation therein for its own account or for one or more accounts, each of which is a Qualified Institutional Buyer, and as to each of which the purchaser exercises sole investment discretion, and in a principal amount of not less than the minimum denomination of such Series 2010-1 Note for the purchaser and for each such account;

(ii)

the purchaser and any transferee understand that the Series 2010-1 Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Series 2010-1 Notes have not been and will not be registered under the Securities Act or any state or other applicable securities laws, and, if in the future the purchaser or any transferee decides to offer, resell, pledge or otherwise transfer the Series 2010-1 Notes, such Series 2010-1 Notes may be offered, resold, pledged or otherwise transferred only in accordance with the Indenture and this Indenture Supplement and only (a) so long as such Series 2010-1 Notes are eligible for resale pursuant to Rule 144A, to a person whom the seller reasonably believes is a Qualified Institutional Buyer acquiring the Series 2010-1 Notes for its own account or as a fiduciary or agent for others (which others must also be Qualified Institutional Buyers) to whom notice is given that the resale or other transfer is being made in reliance on Rule 144A, (b) pursuant to an effective registration statement under the Securities Act (however, there is no undertaking to register the Series 2010-1 Notes under any United States federal or state securities laws or any securities laws of any other jurisdiction on any future date), or (c) if the Series 2010-1 Notes are not eligible for resale pursuant to Rule 144A, pursuant to an exemption from registration under the Securities Act other than Rule 144A, and, in each case, in accordance with applicable United States federal or state securities laws or any securities laws of any other applicable jurisdiction. The purchaser and any transferee acknowledge that no representation is made by the Issuer or any initial purchasers, as the case may be, as to the availability of any exemption under the Securities Act or any applicable state securities laws for resale of the Series 2010-1 Notes;

(iii)	unless the relevant legend set out below has been removed from the relevant Series 2010-1 Notes, the purchaser shall notify each transferee of the Series 2010-1 Notes that (a) such Series 2010-1 Notes have not been registered under the Securities Act, (b) the holder of such Series 2010-1 Notes is subject to the restrictions on the resale or other transfer thereof described in paragraph (ii) above, (c) such transferee shall be deemed to have represented (1) either (A) if the Series 2010-1 Notes are eligible for resale pursuant to Rule 144A, such transferee is a Qualified Institutional Buyer acquiring the Series 2010-1 Notes for its own account or as a fiduciary for others (which are Qualified Institutional Buyers), or (B) if the Series 2010-1 Notes are not eligible for resale pursuant to Rule 144A, that such transferee is acquiring such Series 2010-1 Notes in reliance on an exemption under the Securities Act other than Rule 144A, and (2) that such transferee shall notify its subsequent transferees as to the foregoing;

(iv)	the purchaser and any transferee understand that an investment in the Series 2010-1 Notes involves certain risks, including the risk of loss of all or a substantial part of its investment. The purchaser and any transferee have had access to such financial and other information concerning the Issuer and the Series 2010-1 Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Series 2010-1 Notes, including an opportunity to ask questions of and request information from the Servicer and the Issuer. The purchaser and any transferee have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Series 2010-1 Notes, and the purchaser and any transferee and any accounts for which it is acting are each able to bear the economic risk of its investment for an indefinite period of time;

(v)

in connection with the purchase of the Series 2010-1 Notes (a) none of the Issuer, any initial purchasers, the Servicer, NFC, the Seller or the Indenture Trustee is acting as a fiduciary or financial or investment adviser for the purchaser or any transferee; (b) the purchaser or any transferee is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer, any initial purchasers, the Servicer, NFC, the Seller or the Indenture Trustee other than in a current confidential offering memorandum supplement or the confidential offering memorandum for such Series 2010-1 Notes and any representations expressly set forth in a written agreement with such party; (c) none of the Issuer, any initial purchasers, the Servicer, NFC, the Seller or the Indenture Trustee has given to the purchaser or any transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of its purchase or the documentation for the Series 2010-1 Notes, (d) the purchaser or any transferee has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, any initial purchasers, the Servicer, NFC, the Seller or the Indenture Trustee, (e) the purchaser or any transferee has determined that the rates, prices or amounts and other terms of the purchase and sale of the Series 2010-1 Notes reflect those in the relevant market for similar transactions, (f) the purchaser or any transferee is purchasing the Series 2010-1 Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks, and (g) the purchaser or any transferee is a sophisticated investor familiar with transactions similar to its investment in the Series 2010-1 Notes;

(vi)	the purchaser and each transferee acknowledge that each Series 2010-1 Note will bear a legend to the following effect unless determined otherwise by the Issuer:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, (2) IF THIS NOTE IS NOT ELIGIBLE FOR RESALE PURSUANT TO RULE 144A,

PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (HOWEVER, THERE IS NO UNDERTAKING TO REGISTER THE NOTES UNDER ANY UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION ON ANY FUTURE DATE), AND (B) IN ACCORDANCE WITH THE SECURITIES ACT AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE AND THE INDENTURE SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

EACH HOLDER OF A NOTE WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (i) IT IS NOT ACQUIRING THE NOTE WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY OR (D) ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE OR (ii) THE ACQUISITION AND HOLDING OF THE NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW.

(vii)	each of the purchaser and any transferee either (x) is not an employee benefit plan (as defined in Section 3(3) of ERISA) subject to the provisions of Title I of ERISA, a plan as covered by Section 4975 of the Code, an entity whose underlying assets include “plan assets” by reason of an employee benefit plan’s or plan’s investment in such entity or any other plan that is subject to any law that is substantially similar to ERISA or Section 4975 of the Code, or (y) its acquisition, holding and disposition of the Series 2010-1 Note will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any substantially similar law;

(viii)	the purchaser and any transferee are not purchasing the Series 2010-1 Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act;

(ix)	the purchaser and any transferee will provide notice to each person to whom it proposes to transfer any interest in the Series 2010-1 Notes of the transfer restrictions and representations set forth in the Indenture and this Indenture Supplement, including the exhibits thereto;

(x)	the purchaser or any transferee acknowledges that the Series 2010-1 Notes do not represent deposits with or other liabilities of the Indenture Trustee, any initial purchasers, the Servicer, NFC, the Seller or any entity related to any of them. Unless otherwise expressly provided in the Indenture or this Indenture Supplement, each of the Indenture Trustee, any initial purchasers, the Servicer, NFC, the Seller or any entity related to any of them shall not, in any way, be responsible for or stand behind the capital value or the performance of the Series 2010-1 Notes or the assets held by the Master Trust or the Issuer; and

(xi)	the purchaser acknowledges that the Indenture Trustee, the Issuer, any initial purchasers, the Servicer, NFC, the Seller and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by it by virtue of its purchase of a Series 2010-1 Note (or a beneficial interest therein) is no longer accurate, then it shall promptly so notify NFC and the Seller in writing.

(c) In the event that the Seller or an Affiliate of the Seller holds all or a portion of the Class B Notes or the Class C Notes, it shall be entitled to amend the transfer restrictions applicable to such retained notes without the consent of the Indenture Trustee or any of the Series 2010-1 Noteholders, subject to the requirements of Section 10.01 of the Indenture.

Section 4.07 Consent to Amendments. By its purchase and acceptance of a Series 2010-1 Note, each purchaser thereof shall be deemed to have consented to the terms, provisions and limitations specified in Exhibit A to the Backup Servicing Agreement which will be applicable upon the appointment of the Backup Servicer as Successor Servicer under the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed as of the day and year first above written.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, as Master Owner Trust Trustee and not in its individual capacity

By:	/s/ Michele HY Voon
Name:	Michele HY Voon
Title:	Attorney-in-fact

By:	/s/ Mark DiGiacomo
Name:	Mark DiGiacomo
Title:	Attorney-in-fact

THE BANK OF NEW YORK MELLON, as Indenture Trustee and not in its individual capacity

By:	/s/ Michael Burack
Name:	Michael Burack
Title:	Senior Associate

EXHIBIT A-1

FORM OF SERIES 2010-1 NOTE, CLASS A

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, (2) IF THIS NOTE IS NOT ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (HOWEVER, THERE IS NO UNDERTAKING TO REGISTER THE NOTES UNDER ANY UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION ON ANY FUTURE DATE), AND (B) IN ACCORDANCE WITH THE SECURITIES ACT AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE AND THE INDENTURE SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

EACH HOLDER OF A NOTE WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (i) IT IS NOT ACQUIRING THE NOTE WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN

Ex A-1 - 1

SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY OR (D) ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE OR (ii) THE ACQUISITION AND HOLDING OF THE NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT SHALL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, NAVISTAR FINANCIAL SECURITIES CORPORATION, NAVISTAR FINANCIAL CORPORATION, OR THE NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, NAVISTAR FINANCIAL SECURITIES CORPORATION, NAVISTAR FINANCIAL CORPORATION, OR THE NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES, THE INDENTURE OR THE INDENTURE SUPPLEMENT.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

Ex A-1 - 2

A-1 REGISTERED $	No. CUSIP NO.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST

FLOATING RATE ASSET BACKED NOTES, SERIES 2010-1

Navistar Financial Dealer Note Master Owner Trust, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of                          payable no sooner than on the January 25, 2012 Payment Date (the “Expected Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the January 26, 2015 Payment Date (the “Legal Final Maturity Date”). Interest shall accrue on this Note from each Payment Date (or, in the case of the first Payment Date, from the date of issuance of this Note) to but excluding the following Payment Date. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid for any purpose.

Ex A-1 - 3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST, as Issuer

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Master Owner Trust Trustee under the Master Owner Trust Agreement

By:
Name:
Title:

Date: February 12, 2010

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Notes designated above and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date: February 12, 2010

Ex A-1 - 4

[REVERSE OF NOTE]

This Series 2010-1 Note, Class A is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Asset Backed Notes, Series 2010-1 Class A (herein called the “Notes”), all issued under an Indenture dated as of June 10, 2004 (such Indenture, as supplemented or amended, is herein called the “Indenture”), as supplemented by an Indenture Supplement dated as of February 12, 2010 (the “Indenture Supplement”), between the Issuer and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and Indenture Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture and the Indenture Supplement. All terms used in this Note that are defined in the Indenture or the Indenture Supplement, each as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture or the Indenture Supplement, as so supplemented or amended.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Master Trust, the Master Trust Trustee, the Issuer, the Master Owner Trust Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Master Trust Trustee, the Indenture Trustee or the Master Owner Trust Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Master Trust Trustee, the Master Trust, the Issuer, the Master Owner Trust Trustee or the Indenture Trustee, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Master Trust, the Master Trust Trustee, the Issuer, the Indenture Trustee or the Master Owner Trust Trustee in its individual capacity, or (iv) any holder of a beneficial interest in the Master Trust Trustee, the Master Trust, the Issuer, the Master Owner Trust Trustee or the Indenture Trustee or of any successor or assign of the Master Trust Trustee, the Indenture Trustee or the Master Owner Trust Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder shall not at any time institute against Navistar Financial Securities Corporation, Navistar Financial Corporation, the Master Trust or the Issuer, or join in any institution against Navistar Financial Securities Corporation, Navistar Financial Corporation, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Indenture Supplement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be

Ex A-1 - 5

specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture or the Indenture Supplement and no provision of this Note or of the Indenture or the Indenture Supplement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Ex A-1 - 6

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee)                                               the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

*
Signature Guaranteed

Ex A-1 - 7

EXHIBIT A-2

FORM OF SERIES 2010-1 NOTE, CLASS B

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, (2) IF THIS NOTE IS NOT ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (HOWEVER, THERE IS NO UNDERTAKING TO REGISTER THE NOTES UNDER ANY UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION ON ANY FUTURE DATE), AND (B) IN ACCORDANCE WITH THE SECURITIES ACT AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE AND THE INDENTURE SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

EACH HOLDER OF A NOTE WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (i) IT IS NOT ACQUIRING THE NOTE WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN

Ex A-2 - 1

SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY OR (D) ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE OR (ii) THE ACQUISITION AND HOLDING OF THE NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT SHALL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, NAVISTAR FINANCIAL SECURITIES CORPORATION, NAVISTAR FINANCIAL CORPORATION, OR THE NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, NAVISTAR FINANCIAL SECURITIES CORPORATION, NAVISTAR FINANCIAL CORPORATION, OR THE NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES, THE INDENTURE OR THE INDENTURE SUPPLEMENT.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

Ex A-2 - 2

B-1 REGISTERED $	No. CUSIP NO.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST

FLOATING RATE ASSET BACKED NOTES, SERIES 2010-1

Navistar Financial Dealer Note Master Owner Trust, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of                      payable no sooner than on the January 25, 2012 Payment Date (the “Expected Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the January 26, 2015 Payment Date (the “Legal Final Maturity Date”). Interest shall accrue on this Note from each Payment Date (or, in the case of the first Payment Date, from the date of issuance of this Note) to but excluding the following Payment Date. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid for any purpose.

This Series 2010-1 Note, Class B is subordinate in the right to payment to the Series 2010-1 Notes, Class A in the manner provided in the Indenture and the Indenture Supplement.

Ex A-2 - 3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST, as Issuer

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Master Owner Trust Trustee under the Master Owner Trust Agreement

By:
Name:
Title:

Date: February 12, 2010

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Notes designated above and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date: February 12, 2010

Ex A-2 - 4

[REVERSE OF NOTE]

This Series 2010-1 Note, Class B is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Asset Backed Notes, Series 2010-1 Class B (herein called the “Notes”), all issued under an Indenture dated as of June 10, 2004 (such Indenture, as supplemented or amended, is herein called the “Indenture”), as supplemented by an Indenture Supplement dated as of February 12, 2010 (the “Indenture Supplement”), between the Issuer and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and Indenture Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture and the Indenture Supplement. All terms used in this Note that are defined in the Indenture or the Indenture Supplement, each as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture or the Indenture Supplement, as so supplemented or amended.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Master Trust, the Master Trust Trustee, the Issuer, the Master Owner Trust Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Master Trust Trustee, the Indenture Trustee or the Master Owner Trust Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Master Trust Trustee, the Master Trust, the Issuer, the Master Owner Trust Trustee or the Indenture Trustee, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Master Trust, the Master Trust Trustee, the Issuer, the Indenture Trustee or the Master Owner Trust Trustee in its individual capacity, or (iv) any holder of a beneficial interest in the Master Trust Trustee, the Master Trust, the Issuer, the Master Owner Trust Trustee or the Indenture Trustee or of any successor or assign of the Master Trust Trustee, the Indenture Trustee or the Master Owner Trust Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder shall not at any time institute against Navistar Financial Securities Corporation, Navistar Financial Corporation, the Master Trust or the Issuer, or join in any institution against Navistar Financial Securities Corporation, Navistar Financial Corporation, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Indenture Supplement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be

Ex A-2 - 5

specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture or the Indenture Supplement and no provision of this Note or of the Indenture or the Indenture Supplement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Ex A-2 - 6

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee)                                          the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

*
Signature Guaranteed

Ex A-2 - 7

EXHIBIT A-3

FORM OF SERIES 2010-1 NOTE, CLASS C

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, (2) IF THIS NOTE IS NOT ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (HOWEVER, THERE IS NO UNDERTAKING TO REGISTER THE NOTES UNDER ANY UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION ON ANY FUTURE DATE), AND (B) IN ACCORDANCE WITH THE SECURITIES ACT AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE AND THE INDENTURE SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

EACH HOLDER OF A NOTE WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (i) IT IS NOT ACQUIRING THE NOTE WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN

Ex A-3 - 1

SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY OR (D) ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE OR (ii) THE ACQUISITION AND HOLDING OF THE NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT SHALL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, NAVISTAR FINANCIAL SECURITIES CORPORATION, NAVISTAR FINANCIAL CORPORATION, OR THE NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, NAVISTAR FINANCIAL SECURITIES CORPORATION, NAVISTAR FINANCIAL CORPORATION, OR THE NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES, THE INDENTURE OR THE INDENTURE SUPPLEMENT.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

Ex A-3 - 2

C-1 REGISTERED $	No. CUSIP NO.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST

FLOATING RATE ASSET BACKED NOTES, SERIES 2010-1

Navistar Financial Dealer Note Master Owner Trust, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of                      payable no sooner than on the January 25, 2012 Payment Date (the “Expected Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the January 26, 2015 Payment Date (the “Legal Final Maturity Date”). Interest shall accrue on this Note from each Payment Date (or, in the case of the first Payment Date, from the date of issuance of this Note) to but excluding the following Payment Date. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid for any purpose.

This Series 2010-1 Note, Class C is subordinate in the right to payment to the Series 2010-1 Notes, Class A and the Series 2010-1 Notes, Class B in the manner provided in the Indenture and the Indenture Supplement.

Ex A-3 - 3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST, as Issuer

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Master Owner Trust Trustee under the Master Owner Trust Agreement

By:
Name:
Title:

Date: February 12, 2010

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Notes designated above and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date: February 12, 2010

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[REVERSE OF NOTE]

This Series 2010-1 Note, Class C is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Asset Backed Notes, Series 2010-1 Class C (herein called the “Notes”), all issued under an Indenture dated as of June 10, 2004 (such Indenture, as supplemented or amended, is herein called the “Indenture”), as supplemented by an Indenture Supplement dated as of February 12, 2010 (the “Indenture Supplement”), between the Issuer and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and Indenture Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture and the Indenture Supplement. All terms used in this Note that are defined in the Indenture or the Indenture Supplement, each as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture or the Indenture Supplement, as so supplemented or amended.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Master Trust, the Master Trust Trustee, the Issuer, the Master Owner Trust Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Master Trust Trustee, the Indenture Trustee or the Master Owner Trust Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Master Trust Trustee, the Master Trust, the Issuer, the Master Owner Trust Trustee or the Indenture Trustee, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Master Trust, the Master Trust Trustee, the Issuer, the Indenture Trustee or the Master Owner Trust Trustee in its individual capacity, or (iv) any holder of a beneficial interest in the Master Trust Trustee, the Master Trust, the Issuer, the Master Owner Trust Trustee or the Indenture Trustee or of any successor or assign of the Master Trust Trustee, the Indenture Trustee or the Master Owner Trust Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder shall not at any time institute against Navistar Financial Securities Corporation, Navistar Financial Corporation, the Master Trust or the Issuer, or join in any institution against Navistar Financial Securities Corporation, Navistar Financial Corporation, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Indenture Supplement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be

Ex A-3 - 5

specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture or the Indenture Supplement and no provision of this Note or of the Indenture or the Indenture Supplement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Ex A-3 - 6

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee)                                          the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

*
Signature Guaranteed

Ex A-3 - 7

EXHIBIT B

FORM OF MONTHLY SERVICER AND SETTLEMENT CERTIFICATE

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST

SERIES 2010-1 NOTES

Under the Series 2010-1 Indenture Supplement dated as of February     , 2010 (the “Indenture Supplement”) by and among the Navistar Financial Dealer Note Master Owner Trust (the “Master Owner Trust”) and The Bank of New York Mellon, as trustee (the “Indenture Trustee”), the information which is required to be prepared with respect to the Payment Date of                  ,     , the Transfer Date of                  ,      and with respect to the performance of the Master Owner Trust during the Due Period ended on                  ,      and the Distribution Period ended on                  ,      is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note. Certain other information is presented based on the aggregate amounts for the Master Owner Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture Supplement.

5	Series 2010-1 Notes Information

5.1	Series 2010-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2010-1 Indenture Supplement and to payments made on the Payment Date).	0.00

	Cumulative Reductions (Net of Reinstatements) of the Series 2010-1 Nominal Liquidation Amount, if any, as of the Transfer Date	0.00

5.2	Series 2010-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2010-1 Indenture Supplement and to payments made on the Payment Date).	0.00

5.3	Series 2010-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2010-1 Indenture Supplement and to payments made on the Payment Date).	0.00

Ex B-1 - 1

	Series 2010-1 Target Overcollateralization Amount, if any, as of the Transfer Date	0.00

	Cumulative Reductions (Net of Reinstatements) of the Series 2010-1 Overcollateralization Amount Deficiency, if any, as of the Transfer Date	0.00

5.4	Series 2010-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period	0.00

5.5	Series 2010-1 Allocated Interest Amounts for the Due Period	0.00

5.6	Series 2010-1 Allocated Principal Amounts for the Due Period	0.00

5.7	Series 2010-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for the Due Period	0.00

5.8	Series 2010-1 Available Interest Amounts with respect to the Due Period	0.00

5.9	Series 2010-1 Available Principal Amounts with respect to the Due Period	0.00

5.10	Shortfall in Series Available Principal Amounts, if any, for the Due Period	0.00

5.11	Sellers Invested Amount for the Series 2010-1 Notes for the Due Period	0.00

5.12	Shortfall in Series Available Interest Amounts, if any, for the Due Period	0.00

5.13	Unreimbursed reductions to the Series 2010-1 Collateral Amount, if any, for the Due Period	0.00

Ex B-1 - 2

5.14	Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the Transfer Date	0.00

5.15	Series 2010-1 Required Seller’s Invested Amount as of the Payment Date	0.00

5.16	Series 2010-1 Controlled Accumulation Amount, if any, for the Due Period	0.00

5.17	Series 2010-1 Controlled Deposit Amount, if any, for the Due Period	0.00

5.18	Series Variable Allocation Percentage for the Due Period	0.00

5.19	Series Fixed Allocation Percentage for the Due Period	0.00

5.20	Total amount to be distributed on the Series 2010-1 Notes on the Payment Date	0.00

5.21	Total amount, if any, to be distributed on the Series 2010-1 Notes on the Payment Date allocable to the Outstanding Principal Amount	0.00

5.22	Total amount to be distributed on the Series 2010-1 Notes on the Payment Date allocable to interest on the Series 2010-1 Notes	0.00

5.23.1	Series 2010-1 Servicing Fee to be paid on the Payment Date	0.00

5.23.2	Series 2010-1 Backup Servicing Expenses to be paid on the Payment Date	0.00

5.23.3	Series 2010-1 Backup Servicing Fee to be paid on the Payment Date	0.00

5.24.1	Series 2010-1 Investment Income	0.00

Ex B-1 - 3

5.24.2	Series 2010-1 Principal Funding Account investment income	0.00

5.24.3	Series 2010-1 Negative Carry Account investment income	0.00

5.24.4	Series 2010-1 Interest Funding Account investment income	0.00

5.24.5	Series 2010-1 Spread Account investment income	0.00

5.25	Series Excess Available Interest Amounts for the Due Period	0.00

5.26	Excess Available Interest Amounts for the Due Period allocated to other Series of Notes	0.00

5.27	Excess Available Interest Amounts for the Due Period allocated to Series of Investor Certificates	0.00

5.28	Excess Available Principal Collections allocated from other series of Notes to Series 2010-1 for the Due Period	0.00

5.29	Amount of Shared Principal Collections allocated to Series 2010-1 Collateral Certificate for the Due Period	0.00

5.30	Amount of Excess Available Principal Collections allocated to other Series of Notes for the Due Period	0.00

5.31	Cash Collateral Percentage as of the Transfer Date	0.00%

5.32	Mismatch Amount for the Series 2010-1 Notes for the Due Period	0.00

5.33	Reimbursement Amount for the Series 2010-1 Notes for the Due Period	0.00

5.34	Certain amounts and calculations referenced in the definition of Early Redemption Event	See Exhibit “A”

Ex B-1 - 4

6	Account Information

6.1	Series 2010-1 Spread Account Balance as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

	Series 2010-1 Spread Account Required Amount, if any, as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

6.2	Series 2010-1 Principal Funding Account Balance as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

6.3	Series 2010-1 Negative Carry Account Balance as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

	Series 2010-1 Required Negative Carry Account Balance, if any, as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

6.4	Series 2010-1 Interest Funding Account Balance as of the Payment Date after giving effect to all withdrawals and deposits made on such Payment Date	0.00

7	Class A Notes Information

7.1	Class A Outstanding Principal Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

7.2	Class A Nominal Liquidation Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

7.3	Total amount to be distributed on the Class A Notes on the Payment Date	0.00

Ex B-1 - 5

7.4	Total amount, if any, to be distributed on the Class A Notes on the Payment Date allocable to the Class A Outstanding Principal Amount	0.00

7.5	Total amount to be distributed on the Class A Notes on the Payment Date allocable interest on the Class A Notes	0.00

7.6	Class A Monthly Interest for the Interest Period	0.00

8	Class B Notes Information

8.1	Class B Outstanding Principal Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

8.2	Class B Nominal Liquidation Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

8.3	Total amount to be distributed on the Class B Notes on the Payment Date	0.00

8.4	Total amount, if any, to be distributed on the Class B Notes on the Payment Date allocable to the Class B Outstanding Principal Amount	0.00

8.5	Total amount to be distributed on the Class B Notes on the Payment Date allocable interest on the Class B Notes	0.00

8.6	Class B Monthly Interest for the Interest Period	0.00

9	Class C Notes Information

9.1	Class C Outstanding Principal Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

9.2	Class C Nominal Liquidation Amount as of the Payment Date after giving effect to the transactions made on such Payment Date	0.00

Ex B-1 - 6

9.3	Total amount to be distributed on the Class C Notes on the Payment Date	0.00

9.4	Total amount, if any, to be distributed on the Class C Notes on the Payment Date allocable to the Class C Outstanding Principal Amount	0.00

9.5	Total amount to be distributed on the Class C Notes on the Payment Date allocable interest on the Class C Notes	0.00

9.6	Class C Monthly Interest for the Interest Period	0.00

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this      day of             ,     .

NAVISTAR FINANCIAL CORPORATION, as Servicer

By:	David L. Derfelt
Its:	VP, CFO & Controller

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